UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2016

United Security Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 29, 2016, First US Bank (“FUSB”), a subsidiary of United Security Bancshares, Inc. (the “Company”), closed on the purchase of certain unimproved land totaling approximately 2.92 acres located along U.S. Highway 280 in Unincorporated Jefferson County, Alabama (the “Property”) for a total purchase price of $2,950,000. As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2016, FUSB entered into the transaction in furtherance of its banking activities and the Company’s growth and expansion strategy. The intended use of the Property is to develop an office complex that will house FUSB’s commercial lending team in the Birmingham area and provide offices for certain of the Company’s and FUSB’s executive management team. In addition, FUSB intends to operate a retail bank branch from the location. The office complex is estimated to include approximately 40,000 square feet of usable space, of which FUSB expects to utilize approximately 25%, with the remaining space to be leased to other commercial tenants.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, as defined by federal securities laws. Statements contained in this report that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. The Company undertakes no obligation to update these statements following the date of this report, except as required by law. In addition, the Company, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of the Company’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by the Company with the Securities and Exchange Commission, and forward-looking statements contained in this report or in other public statements of the Company or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the transaction described herein, these factors include, but are not limited to, the Company’s ability to successfully open and operate a retail bank branch at the location of the Property and the execution of the Company’s growth strategy in the Birmingham, Alabama market. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2016	UNITED SECURITY BANCSHARES, INC.

	By:	/s/ Beverly J. Dozier
	Name:	Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer